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                                                                    Exhibit 10.6

                          FERROFLUIDICS CORPORATION
               AMENDED AND RESTATED 1994 RESTRICTED STOCK PLAN


SECTION 1. General Purpose of the Plan; Definitions.
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     The name of the plan is the Ferrofluidics Corporation Amended and Restated
1994 Restricted Stock Plan (the "Plan"). The purpose of the Plan is to encourage and enable the officers and employees of Ferrofluidics Corporation (the "Company") and its Subsidiaries, upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business, to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company's welfare will assure a closer identification of their interests with those of the Company, thereby stimulating their efforts on the Company's behalf and strengthening their desire to remain with the Company.

     The following terms shall be defined as set forth below:

          "Act" means the Securities Exchange Act of 1934, as amended.

          "Administrator" means the Board or the Committee.

          "Award" means an award granted pursuant to Section 5.

          "Board" means the Board of Directors of the Company.

          "Cause" means and shall be limited to a vote of the Board resolving that the participant should be dismissed as a result of (i) any material breach by the participant of any agreement to which the participant and the Company are parties, (ii) any act (other than retirement) or omission to act by the participant which may have a material and adverse effect on the business of the Company or any Subsidiary or on the participant's ability to perform services for the Company or any Subsidiary, including, without limitation, the commission of any crime (other than ordinary traffic violations), or (iii) any material misconduct or neglect of duties by the participant in connection with the business or affairs of the Company or any Subsidiary.

          "Code" means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

          "Committee" means a committee of two or more Non-Employee Directors appointed by the Board to administer the Plan.

          "Disability" means disability as set forth in Section 22(e)(3) of the Code.





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          "Effective Date" means the date on which the Plan is approved by the
     Board or, if approved by the shareholders, the date of such shareholder approval, as set forth in Section 12.

          "Fair Market Value" on any given date means the last reported sale price at which Stock is traded on such date or, if no Stock is traded on such date, the most recent date on which Stock was traded, as reflected on the principal stock exchange or, if applicable, any other national stock exchange on which the Stock is traded or admitted to trading.

          "Non-Employee Director" means a member of the Board who is a "Non-Employee Director" within the meaning of Rule 16b-3(b)(3)(i) promulgated under the Act, or any successor definition under said rule.

          "Stock" means the Common Stock, $.004 par value per share, of the Company, subject to adjustments pursuant to Section 3.

          "Subsidiary" means any corporation or other entity (other than the Company) in any unbroken chain of corporations or other entities, beginning with the Company, if each of the corporations or entities (other than the last corporation or entity in the unbroken chain) owns stock or other interests possessing 50% or more of the total combined voting power of all classes of stock or other interests in one of the other corporations or entities in the chain.

SECTION 2. Administration of Plan; Authority to Select Participants and
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           Determine Awards.
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     (a) POWERS OF ADMINISTRATOR. The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

          (i) to select the officers and other employees of the Company and its Subsidiaries to whom Awards may from time to time be granted;

          (ii) to determine the time or times of grant, and the extent, if any, of Awards granted to any one or more participants;

          (iii)  to determine the number of shares to be covered by any Award;

          (iv) to determine and modify the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and participants, and to approve the form of written instruments evidencing the Awards;


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          (v)    to determine whether, to what extent, and under what
                 circumstances Stock and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the participant and whether and to what extent the Company shall pay or credit amounts equal to interest (at rates determined by the Administrator) or dividends or deemed dividends on such deferrals; and

          (vi) to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

     All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan participants.

     (b) DELEGATION OF AUTHORITY TO GRANT AWARDS. The Administrator, in its discretion, may delegate to the Chief Executive Officer of the Company all or part of the Administrator's authority and duties with respect to Awards, including the granting thereof, to individuals who are not subject to the reporting and other provisions of Section 16 of the Act. The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator's delegate or delegates that were consistent with the terms of the Plan.

SECTION 3. Shares Issuable under the Plan; Mergers; Substitution.
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     (a) SHARES ISSUABLE. The maximum number of shares of Stock reserved and available for issuance under the Plan shall be such aggregate number of shares of Common Stock as does not exceed five percent (5%) of the total number of outstanding shares of Common Stock (which limit shall be applied in the case of each Award on the basis of the total number of outstanding shares of Common Stock at the time of such Award), subject to adjustment as provided for in
Section 3(b) hereof. For purposes of this limitation, the shares of Stock underlying any Awards which are forfeited, canceled, reacquired by the Company, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan so long as the participants to whom such Awards had been previously granted received no benefits of ownership of the underlying shares of Stock to which the Award related. Subject to such overall limitation, shares may be issued up to such maximum number pursuant to any Award. Shares issued under the Plan may be authorized but unissued shares or shares reacquired by the Company.


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     (b) STOCK DIVIDENDS, MERGERS, ETC. In the event of a stock dividend, stock split or similar change in capitalization affecting the Stock, the Administrator shall make appropriate adjustments in (i) the number and kind of shares of stock or securities on which Awards may thereafter be granted, (ii) the number and kind of shares remaining subject to outstanding Awards, and (iii) the purchase price, if any, in respect of such shares. In the event of any merger, consolidation, dissolution or liquidation of the Company, the Administrator in its sole discretion may, as to any outstanding Awards, make such substitution or adjustment in the aggregate number of shares reserved for issuance under the Plan and in the number and purchase price (if any) of shares subject to such Awards as it may determine and as may be permitted by the terms of such transaction, or accelerate, amend or terminate such Awards upon such terms and conditions as it shall provide (which, in the case of the termination of the vested portion of any Award, shall require payment or other consideration which the Administrator deems equitable in the circumstances).

     (c) SUBSTITUTE AWARDS. The Administrator may grant Awards under the Plan in substitution for stock and stock based awards held by employees of another corporation who concurrently become employees of the Company or a Subsidiary as the result of a merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. The Administrator may direct that the substitute awards be granted on such terms and conditions as the Administrator considers appropriate in the circumstances.

SECTION 4. Eligibility.
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     Participants in the Plan will be such full or part-time officers and other employees of the Company and its Subsidiaries who are responsible for or contribute to the management, growth or profitability of the Company and its Subsidiaries and who are selected from time to time by the Administrator, in its sole discretion.

SECTION 5. Restricted Stock Awards.
           -----------------------

     (a) NATURE OF STOCK AWARD. The Administrator may grant Awards to any employees of the Company or any Subsidiary. An Award entitles the recipient to acquire, at no cost or for a purchase price determined by the Administrator, shares of Stock subject to such restrictions and conditions, if any, as the Administrator may determine at the time of grant. Conditions may be based on continuing employment and/or achievement of pre-established performance goals and objectives. In addition, an Award may be granted to an employee by the Administrator in lieu of a cash bonus due to such employee pursuant to any other plan of the Company. The Administrator may at any time waive such conditions or restrictions or accelerate the date or dates on which such conditions or restrictions will lapse.

     (b) ACCEPTANCE OF AWARD. A participant who is granted an Award shall have no rights with respect to such Award unless the participant shall have accepted the Award within

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60 days (or such shorter date as the Administrator may specify) following the award date by making payment to the Company, if required, by certified or bank check or other instrument or form of payment acceptable to the Administrator in an amount equal to the specified purchase price, if any, of the shares covered by the Award and by executing and delivering to the Company a written instrument that sets forth the terms and conditions of the Award in such form as the Administrator shall determine.

     (c) RIGHTS AS A SHAREHOLDER. Upon complying with Section 5(b) above, a participant shall have all the rights of a shareholder with respect to the Stock including voting and dividend rights, subject to any non-transferability restrictions and Company repurchase or forfeiture rights described in this
Section 5 and subject to such other conditions contained in the written instrument evidencing the Award. Unless the Administrator shall otherwise determine, certificates evidencing shares of Stock subject to restrictions shall remain in the possession of the Company until such shares are vested as provided in Section 5(e) below.

     (d) RESTRICTIONS. Shares of Stock which are issued under restrictions established by the Administrator may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the written instrument evidencing the Award. In the event of termination of employment by the Company and its Subsidiaries for any reason (including death, Disability, and for Cause), the Company shall have the right, at the discretion of the Administrator, to repurchase shares of the Stock with respect to which conditions have not lapsed at their purchase price, or to require forfeiture of such shares to the Company if acquired at no cost, from the participant or the participant's legal representative. The Company must exercise such right of repurchase or forfeiture not later than the 90th day following such termination of employment (unless otherwise specified in the written instrument evidencing the Award).

     (e) VESTING OF STOCK. The Administrator at the time of grant may specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Stock and the Company's right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be restricted and shall be deemed "vested."

     (f) WAIVER, DEFERRAL AND REINVESTMENT OF DIVIDENDS. The written instrument evidencing the Award may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Stock.

SECTION 6. Tax Withholding.
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     (a) PAYMENT BY PARTICIPANT. Each participant shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the participant for Federal income tax purposes,

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pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of any Federal, state, or local taxes of any kind required by law to be withheld with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

     (b) PAYMENT IN SHARES. Subject to approval by the Administrator, a participant may elect to have such tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due, or (ii) transferring to the Company shares of Stock owned by the participant with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due.

SECTION 7. Transfer, Leave of Absence, Etc.
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     For purposes of the Plan, the following events shall not be deemed a termination of employment:

     (a) a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

     (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee's right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

SECTION 8. Amendments and Termination.
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     The Board may at any time amend or discontinue the Plan and the
Administrator may at any time amend or cancel any outstanding Award (or provide substitute Awards at the same purchase price or with no purchase price, but such price, if any, must satisfy the requirements which would apply to the substitute or amended Award if it were then initially granted under this Plan) for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder's consent.

SECTION 9. Status of Plan.
           --------------

     With respect to any payments in Stock or other consideration not received by a participant, a participant shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of

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trusts or other arrangements to meet the Company's obligations to deliver Stock or make payments hereunder, provided that the existence of such trusts or other arrangements is consistent with the provision of the foregoing sentence.

SECTION 10. Change of Control Provisions.
            ----------------------------

     Upon the occurrence of a Change of Control as defined in this Section 10:

     (a) Restrictions and conditions on all Awards shall automatically be deemed waived, and the recipients of such Awards shall become entitled to receipt of the Stock subject to such Awards.

     (b) The Administrator may at any time prior to a Change of Control waive any restrictions or conditions of any Award to the extent it shall in its sole discretion determine.

     (c) "Change of Control" shall mean the occurrence of any one of the following events:

          (i) any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Act) becomes a "beneficial owner" (as such term is defined in Rule 13d-3 promulgated under the Act) (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities; or

          (ii) persons who, as of the Effective Date, constituted the Board (the "Incumbent Board") cease for any reason, including without limitation as a result of a tender offer, proxy contest, merger or similar transaction, to constitute at least a majority of the Board, provided that any person becoming a director of the Company subsequent to the Effective Date whose election was approved by at least a majority of the directors then comprising the Incumbent Board shall, for purposes of this Plan, be considered a member of the Incumbent Board; or

          (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation or other entity, other than (a) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (b) a merger or consolidation effected to implement a recapitalization of the Company (or similar

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     transaction) in which no "person" (as hereinabove defined) acquires more than 50% of the combined voting power of the Company's then outstanding securities; or

          (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

SECTION 11. General Provisions.
            ------------------

     (a) NO DISTRIBUTION; COMPLIANCE WITH LEGAL REQUIREMENTS. The Administrator may require each person acquiring shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

     No shares of Stock shall be issued pursuant to an Award until all applicable securities law and other legal and stock exchange requirements have been satisfied. The Administrator may require the placing of such stop-orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.

     (b) DELIVERY OF STOCK CERTIFICATES. Delivery of stock certificates to participants under this Plan shall be deemed effected for all purposes when the Company or a stock transfer agent of the Company shall have delivered such certificates in the United States mail, addressed to the participant, at the participant's last known address on file with the Company.

     (c) OTHER COMPENSATION ARRANGEMENTS; NO EMPLOYMENT RIGHTS. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.

SECTION 12. Effective Date of Plan.
            ----------------------

     The Plan shall become effective upon approval by the Board and may be subject to the approval by the holders of a majority of the shares of capital stock of the Company present or represented and entitled to vote at a meeting of stockholders; provided, however, that such stockholder approval shall not affect the validity or effectiveness of the Plan.


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SECTION 13. Governing Law.
            -------------

     This Plan shall be governed by Massachusetts law except to the extent such law is preempted by federal law.



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